CERTIFICATE

	The undersigned hereby certifies that she is the Secretary of Active Assets Institutional Money Trust (the
"Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust duly adopted by the Trustees of the Trust on February 25, 2016 as provided in Section 9.3 of the Declaration of Trust of the Trust, said Amendment to take effect on March 31, 2016 and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

	Dated this 28th day of March, 2016




_/s/ Mary E. Mullin_

Mary E. Mullin
Secretary


AMENDMENT



Dated:			March 29, 2016
To be Effective:		March 31, 2016






TO

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

DECLARATION OF TRUST

DATED

November 23, 1999


AMENDMENT TO THE DECLARATION OF
TRUST OF

ACTIVE ASSETS INSTITUTIONAL MONEY
TRUST


WHEREAS, Active Assets Institutional Money Trust
(the "Trust") was established by the Declaration of Trust dated November 23, 1999, as amended from time to time
(the "Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 9.3 of the Declaration provides that the Trustees may amend the Declaration without the vote or consent of Shareholders to change the name of the Trust or any Series or Classes of Shares;

WHEREAS, the Trustees of the Trust have deemed it advisable to redesignate the Trust as the Active Assets
Prime Trust, such change to be effective on March 31, 2016; and

WHEREAS, the Trustees of the Trust have deemed it advisable to redesignate the sole Share Class of the Trust
(the "Original Class") as "S Class," such change to be effective on March 31, 2016;

NOW, THEREFORE:

1. Section 1.1 of Article I of the Declaration is hereby amended so that such Section shall read in its entirety as follows:

	Section 1.1.  Name.  The name of the Trust
created hereby is the "Active Assets Prime Trust" and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" whenever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine that the use of such name is not advisable, they may use such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name.

2.  Subsection (p) of Section 1.2 of Article I of the
Declaration is hereby amended so that such Subsection shall read in its entirety as follows:

	Section 1.2.  Definitions . . .

	(p)  "Trust" means the Active Assets Prime
Trust.

3.   The Original Class is hereby redesignated "S Class."

4. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

5. The undersigned hereby certify that this instrument has been duly adopted in accordance with the provisions of the Declaration.

6. This amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[signed in counterparts]
IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this ___ day of ___________, 2016.



_/s/ Frank L.
Bowman_________________
______
Frank L. Bowman, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Kathleen A.
Dennis__________________
_____
Kathleen A. Dennis, as
Trustee, and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Nancy C.
Everett__________________
_____
Nancy C. Everett, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Jakki L.
Haussler_________________
______
Jakki L. Haussler, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ James F.
Higgins__________________
_____
James F. Higgins, as Trustee,
and not individually
c/o Morgan Stanley
One New York Plaza
New York, NY 10004


_/s/ Manuel H.
Johnson_________________
_____
Dr. Manuel H. Johnson, as
Trustee, and not individually
c/o Johnson Smick
International, Inc.
220 I St. NE, Suite 200
Washington, D.C. 20002


_/s/ Joseph J.
Kearns__________________
_____
Joseph J. Kearns, as Trustee,
and not individually
c/o Kearns & Associates LLC
23823 Malibu Road
S-50-440
Malibu, CA 90265


_/s/ Michael F.
Klein___________________
____
Michael F. Klein, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Michael E.
Nugent__________________
_____
Michael E. Nugent, as
Trustee, and not individually
c/o Morgan Stanley
522 Fifth Avenue
New York, NY 10036



_/s/ W. Allen
Reed____________________
___
W. Allen Reed, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Fergus
Reid____________________
___
Fergus Reid, as Trustee, and
not individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564


22093736.1